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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 4, 2002




                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-56242                13-3836437
----------------------------          ------------         -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)



        383 Madison Avenue
         New York, New York                                          10179
        --------------------                                      ----------
        (Address of Principal                                     (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (212) 272-2000
                                                   ----- --------

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Item 5.  Other Events.
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Filing of Certain Materials
---------------------------

     Bear Stearns Asset Backed Securities, Inc. (the "Company") proposes to offer Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (the "Certificates"). In connection therewith, Bear, Stearns & Co. Inc. (the "Underwriter") have prepared certain materials ("Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(h) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  Filed in accordance with Rule 311(h) of Regulation S-T on Form SE dated April 4, 2002.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC



                                            By: /s/  Matthew Perkins
                                               ----------------------------
                                                Name:  Matthew Perkins
                                                Title:    Vice President



Dated:  April 4, 2002

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Exhibit Index
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Exhibit                                                                 Page
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99.1        Computational Materials